Segment Information	12 Months Ended
Dec. 31, 2014
Segment Reporting [Abstract]
Segment Information
17.	Segment Information

The Chief Operating Decision Makers are identified as the Chief Executive Officer and Chief Financial Officer. They review these segment results when making decisions about allocating resources and assessing the performance of the Company.

In 2011, the Company’s business was separated into two segments, TCA and CECP.

In 2012, the CECP segment fell below the threshold and it was combined with the TCA segment. The Company’s business was then separated into TCA and FPC segments. Since the first quarter of 2013, the FPC segment was discontinued and only one TCA segment still existed.

In 2014, the TCA segment was discontinued in the first quarter of 2014. No any segment information to be disclosed in 2012, 2013 and 2014 in order to conform with the change in segment information in 2014 in accordance with FASB ASC 280-10-50-34.

A summary of net income (loss) attributable to Nam Tai shareholders and long-lived assets by geographical areas is as follows:

By geographical area:

Year ended December 31,	2012	2013	2014
Rental income from property within:
- PRC, excluding Hong Kong:	$92	$136	$2,341

Net (loss) income attributable to Nam Tai shareholders within:
- PRC, excluding Hong Kong	$(292)	$6,456	$812
- Hong Kong	(2,590)	(1,197)	(6,228)

Total net (loss) income attributable to Nam Tai shareholders	$(2,882)	$5,259	$(5,416)

As of December 31,	2013	2014
Long-lived assets by geographical area:
- PRC, excluding Hong Kong	$37,851	$31,897
- Hong Kong	3,967	3,693

Total long-lived assets	$41,818	$35,590